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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 31, 2008

INDYMAC BANCORP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation)	1-08972 (Commission File Number)	95-3983415 (IRS Employer Identification No.)

888 East Walnut Street, Pasadena, California 91101-7211

(Address of Principal Executive Offices)

(800) 669-2300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□	Written communications pursuant to Rule 425 under the Securities Act.
□	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.
□	Pre-commencement communications pursuant to Rule 14d-2b under the Exchange Act.
□	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

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Item 8.01.	Other Events.

On July 31, 2008, IndyMac Bancorp, Inc. (“Indymac”) announced that it intends to file today in the United States Bankruptcy Court for the Central District of California (the “Bankruptcy Court”) a voluntary petition seeking relief under chapter 7 of Title 11 of the United States Code. Indymac expects that the Bankruptcy Court will appoint a bankruptcy trustee promptly.

SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INDYMAC BANCORP, INC.

Dated: July 31, 2008	By:	/s/ Michael W. Perry
Michael W. Perry
Chief Executive Officer

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